                            TRANSMITTAL OF QUARTERLY
                   POST CONFIRMATION REPORT WITH CERTIFICATION
                    FOR THE QUARTER ENDED: December 27, 2003


In re:  PHAR-MOR, INC., et al     )        Case No.:  01-44007 through 01-44015
                                  )
                                  )        Chapter 11
                                  )
                      Debtors     )        MARY ANN WHIPPLE,
                                  )        U.S. Bankruptcy Judge


Debtors, affirm that:

     1. The attached Chapter 11 Post Confirmation Report for the quarter ended December 27, 2003, which includes the Total Disbursement for Quarter, the Summary Amounts Distributed Under the Plan, and the Summary of Status on Consummation of Plan has been reviewed and the report as prepared fairly and accurately reflects the Debtors' complete disbursement/distribution activity and status for the period stated.

     2. The individual responsible for preparing the attached report was Martin S. Seekely whose title is Chief Financial Officer. Any questions regarding the attached report should be directed to Martin
          S. Seekely at telephone number (330) 740-2920.

     3. The Debtors are in compliance with the provisions of the confirmed Chapter 11 Plan except as listed below:

                    None

     4. The undersigned is authorized to file this report on behalf of the Debtors.

IT IS CERTIFIED HEREBY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                              DEBTORS:

         Dated:   January 20, 2004            By:  /s/ Martin S. Seekely
                                                  -----------------------
                                                    Martin S. Seekely
                                                    Chief Financial Officer

                       CHAPTER 11 POST CONFIRMATION REPORT
                       FOR QUARTER ENDED December 27, 2003


Debtor:  PHAR-MOR, INC. et al              Case No.:  01-44007 through 01-44015

Total Disbursements for Quarter
-------------------------------

All disbursements made by the Debtor during the current quarter, whether under the plan or not, must be accounted for and reported herein for the purposes of calculating quarterly fees.

                                              Total Disbursements:  $11,024,606

Summary of Amounts Distributed Under the Plan:
---------------------------------------------

                                               Current Quarter      Paid to Date
                                               ---------------      ------------
       A. Fees and Expenses:
 1.  Trustee Compensation                       $     10,000        $    154,000
 2.  Fees for Attorney for Trustee                         -                   -
 3.  Fee for Attorney for Debtors                     71,513           1,369,863
 4.  Other Professionals                             282,314           3,589,203
 5.  All expenses, including Trustee                       -                   -

       B. Distributions:
 6.  Secured Creditors                                     -                   -
 7.  Priority Creditors                            1,497,623           4,518,921
 8.  Unsecured Creditors                           9,393,155          14,678,005
 9.  Equity Security Holders                               -                   -
10.  Other Payments or Transfers
       Merchandise and Other Payments               (409,953)        735,434,296
       Payroll                                       179,953          90,566,928
     Total Plan Payments
       (Sums of Lines 1-10)                     $ 11,024,606        $850,311,217

Summary of Status on Consummation of Plan:
-----------------------------------------

Plan payments are current:                             Yes   X   No
                                                           -----    -----
          If no, attach explanatory statement
          identifying payments not made (by
          creditor, amount, and date due), reason
          for non-payment, and an estimated date
          as to when payments will be brought
          current.

Quarterly fees due to the United States Trustee are
current:                                               Yes   X   No
                                                           -----    -----

Anticipated date of final report/motion for final decree:  December 31, 2004